      ADJ HISTORICAL TOTAL RETURNS FOR PERIOD ENDING     12/31/99


      COMPUTATION OF AVERAGE ANNUAL TOTAL RETURNS ASSUMING
      CONTRACT IS SURRENDERED OR ANNUITIZED
      WITH STANDARD DEATH BENEFIT


      T  =  ((ERV/P)/\(1/N))-1
      where
      T      =  Average Annual Total Return
      ERV = Ending Redeemable value of the initial investment
        (net of any applicable Surrender Charges and Record
        Maintenance Charges) of the hypothetical Variable
        Account at the end of the period shown.
      P    =  $1,000 of initial investment
      N    =  Number of Years


                                                                                   ---------------------------------------------
                                                                                                  ONE YEAR RETURNS
PORTFOLIO                                                         INCEPTION DATE         T            ERV            P         N
                                                                                   ---------------------------------------------
JANUS ASPEN SERIES
      Capital Appreciation                                            5/1/1997         57.95%     $1,579.511      $1,000.00    1
KEMPER VARIABLE SERIES
      Kemper High Yield                                               4/6/1982         -5.51%      $944.871       $1,000.00    1
      Kemper Government Securities                                    9/3/1987         -6.87%      $931.283       $1,000.00    1
      Kemper-Dreman High Return Equity                                5/4/1998         -17.84%     $821.580       $1,000.00    1
      Kemper Small Cap Growth                                         5/2/1994         25.89%     $1,258.852      $1,000.00    1
PIMCO VARIABLE INSURANCE TRUST
      PIMCO Low Duration Bond                                        2/16/1999                    Not Applicable
      PIMCO Foreign Bond                                             2/16/1999                    Not Applicable
SCUDDER VARIABLE LIFE INVESTMENT TRUST
      International                                                   5/1/1987         45.61%     $1,456.086      $1,000.00    1
      Growth and Income                                               5/2/1994         -2.13%      $978.651       $1,000.00    1
      Bond                                                           7/16/1985         -8.38%      $916.164       $1,000.00    1
      Money Market                                                   7/16/1985         -2.88%      $971.198       $1,000.00    1
TEMPLETON VARIABLE PRODUCTS SERIES FUND
      Templeton Developing Markets Fund*                              3/4/1996         44.38%     $1,443.813      $1,000.00    1
       * Class 1 Performance until Class 2 Start Date of 5/1/97


                                                                                  -------------------------------------------------
PORTFOLIO                                                                                         FIVE YEAR RETURNS
                                                                 INCEPTION DATE         T              ERV              P        N
                                                                                  -------------------------------------------------
JANUS ASPEN SERIES
      Capital Appreciation                                           5/1/1997                       Not Applicable
KEMPER VARIABLE SERIES
      Kemper High Yield                                              4/6/1982         7.15%         $1,412.476      $1,000.00    5
      Kemper Government Securities                                   9/3/1987         5.45%         $1,303.590      $1,000.00    5
      Kemper-Dreman High Return Equity                               5/4/1998                       Not Applicable               5
      Kemper Small Cap Growth                                        5/2/1994         26.99%        $3,302.425      $1,000.00    5
PIMCO VARIABLE INSURANCE TRUST
      PIMCO Low Duration Bond                                       2/16/1999                       Not Applicable
      PIMCO Foreign Bond                                            2/16/1999                       Not Applicable
SCUDDER VARIABLE LIFE INVESTMENT TRUST
      International                                                  5/1/1987         18.63%        $2,349.804      $1,000.00    5
      Growth and Income                                              5/2/1994         17.02%        $2,194.346      $1,000.00    5
      Bond                                                          7/16/1985         4.93%         $1,272.034      $1,000.00    5
      Money Market                                                  7/16/1985         3.21%         $1,171.271      $1,000.00    5
TEMPLETON VARIABLE PRODUCTS SERIES FUND
      Templeton Developing Markets Fund*                             3/4/1996                       Not Applicable
       * Class 1 Performance until Class 2 Start Date of 5/1/97

      ADJ HISTORICAL TOTAL RETURNS FOR PERIOD ENDING     12/31/99


      COMPUTATION OF AVERAGE ANNUAL TOTAL RETURNS ASSUMING
      CONTRACT IS SURRENDERED OR ANNUITIZED
      WITH STANDARD DEATH BENEFIT


      T  =  ((ERV/P)/\(1/N))-1
      where
      T      =  Average Annual Total Return
      ERV = Ending Redeemable value of the initial investment
        (net of any applicable Surrender Charges and Record
        Maintenance Charges) of the hypothetical Variable
        Account at the end of the period shown.
      P     =  $1,000 of initial investment
      N     =  Number of Years


                                                                                      ---------------------------------------------
                                                                                                     TEN YEAR RETURNS
PORTFOLIO                                                         INCEPTION DATE         T               ERV            P        N
                                                                                      ---------------------------------------------
JANUS ASPEN SERIES                                                    5/1/1997                     Not Applicable
      Capital Appreciation
KEMPER VARIABLE SERIES                                                4/6/1982         9.22%       $2,415.503       $1,000.00    10
      Kemper High Yield                                               9/3/1987         5.74%       $1,747.358       $1,000.00    10
      Kemper Government Securities                                    5/4/1998                     Not Applicable
      Kemper-Dreman High Return Equity                                5/2/1994                     Not Applicable
      Kemper Small Cap Growth
PIMCO VARIABLE INSURANCE TRUST                                       2/16/1999                     Not Applicable
      PIMCO Low Duration Bond                                        2/16/1999                     Not Applicable
      PIMCO Foreign Bond
SCUDDER VARIABLE LIFE INVESTMENT TRUST                                5/1/1987        11.79%       $3,046.820       $1,000.00    10
      International                                                   5/2/1994                     Not Applicable
      Growth and Income                                              7/16/1985         6.00%       $1,790.345       $1,000.00    10
      Bond                                                           7/16/1985         3.60%       $1,423.910       $1,000.00    10
      Money Market
TEMPLETON VARIABLE PRODUCTS SERIES FUND                               3/4/1996                     Not Applicable
      Templeton Developing Markets Fund*
       * Class 1 Performance until Class 2 Start Date of 5/1/97


                                                                                      ---------------------------------------------
                                                                                                 RETURN SINCE INCEPTION
PORTFOLIO                                                       INCEPTION DATE          T            ERV            P           N
                                                                                      ---------------------------------------------
JANUS ASPEN SERIES                                                  5/1/1997          54.33%     $3,183.287     $1,000.00     2.668
      Capital Appreciation
KEMPER VARIABLE SERIES                                              4/6/1982          10.68%     $6,051.453     $1,000.00    17.748
      Kemper High Yield                                             9/3/1987          5.87%      $2,020.346     $1,000.00    12.334
      Kemper Government Securities                                  5/4/1998          -9.59%      $845.913      $1,000.00     1.660
      Kemper-Dreman High Return Equity                              5/2/1994          24.19%     $3,414.886     $1,000.00     5.668
      Kemper Small Cap Growth
PIMCO VARIABLE INSURANCE TRUST                                     2/16/1999          -5.69%      $950.221      $1,000.00     0.871
      PIMCO Low Duration Bond                                      2/16/1999          -9.22%      $919.187      $1,000.00     0.871
      PIMCO Foreign Bond
SCUDDER VARIABLE LIFE INVESTMENT TRUST                              5/1/1987          12.08%     $4,242.935     $1,000.00    12.677
      International                                                 5/2/1994          15.78%     $2,294.097     $1,000.00     5.668
      Growth and Income                                            7/16/1985          6.34%      $2,432.883     $1,000.00    14.468
      Bond                                                         7/16/1985          4.21%      $1,815.608     $1,000.00    14.468
      Money Market
TEMPLETON VARIABLE PRODUCTS SERIES FUND                             3/4/1996          -7.81%      $732.639      $1,000.00     3.827
      Templeton Developing Markets Fund*
       * Class 1 Performance until Class 2 Start Date of 5/1/97

       ADJ HISTORICAL TOTAL RETURNS FOR PERIOD ENDING   12/31/99


       COMPUTATION OF AVERAGE ANNUAL TOTAL RETURNS ASSUMING
       CONTRACT IS SURRENDERED OR ANNUITIZED
       WITH EITHER GRIB OR GMDB


       T  =  ((ERV/P)/\(1/N))-1
       where
       T      =  Average Annual Total Return
       ERV = Ending Redeemable value of the initial investment
         (net of any applicable Surrender Charges and Record
         Maintenance Charges) of the hypothetical Variable
         Account at the end of the period shown.
       P     =  $1,000 of initial investment
       N     =  Number of Years


                                                                                    -----------------------------------------------
                                                                                                   ONE YEAR RETURNS
PORTFOLIO                                                         INCEPTION DATE       T               ERV              P        N
                                                                                    -----------------------------------------------
JANUS ASPEN SERIES
       Capital Appreciation                                          5/1/1997        57.54%        $1,575.449       $1,000.00    1
KEMPER VARIABLE SERIES
       Kemper High Yield                                             4/6/1982        -5.75%         $942.535        $1,000.00    1
       Kemper Government Securities                                  9/3/1987        -7.10%         $928.983        $1,000.00    1
       Kemper-Dreman High Return Equity                              5/4/1998       -18.04%         $819.550        $1,000.00    1
       Kemper Small Cap Growth                                       5/2/1994        25.56%        $1,255.576       $1,000.00    1
PIMCO VARIABLE INSURANCE TRUST
       PIMCO Low Duration Bond                                      2/16/1999                      Not Applicable
       PIMCO Foreign Bond                                           2/16/1999                      Not Applicable
SCUDDER VARIABLE LIFE INVESTMENT TRUST
       International                                                 5/1/1987        45.23%        $1,452.329       $1,000.00    1
       Growth and Income                                             5/2/1994        -2.38%         $976.235        $1,000.00    1
       Bond                                                         7/16/1985        -8.61%         $913.901        $1,000.00    1
       Money Market                                                 7/16/1985        -3.12%         $968.800        $1,000.00    1
TEMPLETON VARIABLE PRODUCTS SERIES FUND
       Templeton Developing Markets Fund*                            3/4/1996        44.01%        $1,440.083       $1,000.00    1
        * Class 1 Performance until Class 2 Start Date of 5/1/97


                                                                                    ---------------------------------------------
                                                                                                  FIVE YEAR RETURNS
PORTFOLIO                                                         INCEPTION DATE      T            ERV               P         N
                                                                                    ---------------------------------------------
JANUS ASPEN SERIES
       Capital Appreciation                                          5/1/1997                  Not Applicable
KEMPER VARIABLE SERIES
       Kemper High Yield                                             4/6/1982       6.88%      $1,394.611        $1,000.00     5
       Kemper Government Securities                                  9/3/1987       5.18%      $1,287.068        $1,000.00     5
       Kemper-Dreman High Return Equity                              5/4/1998                  Not Applicable                  5
       Kemper Small Cap Growth                                       5/2/1994       26.67%     $3,261.356        $1,000.00     5
PIMCO VARIABLE INSURANCE TRUST
       PIMCO Low Duration Bond                                      2/16/1999                  Not Applicable
       PIMCO Foreign Bond                                           2/16/1999                  Not Applicable
SCUDDER VARIABLE LIFE INVESTMENT TRUST
       International                                                 5/1/1987       18.34%     $2,320.442        $1,000.00     5
       Growth and Income                                             5/2/1994       16.73%     $2,166.890        $1,000.00     5
       Bond                                                         7/16/1985       4.66%      $1,255.899        $1,000.00     5
       Money Market                                                 7/16/1985       2.95%      $1,156.376        $1,000.00     5
TEMPLETON VARIABLE PRODUCTS SERIES FUND
       Templeton Developing Markets Fund*                            3/4/1996                  Not Applicable
        * Class 1 Performance until Class 2 Start Date of 5/1/97

       ADJ HISTORICAL TOTAL RETURNS FOR PERIOD ENDING   12/31/99


       COMPUTATION OF AVERAGE ANNUAL TOTAL RETURNS ASSUMING
       CONTRACT IS SURRENDERED OR ANNUITIZED
       WITH EITHER GRIB OR GMDB


       T  =  ((ERV/P)/\(1/N))-1
       where
       T      =  Average Annual Total Return
       ERV = Ending Redeemable value of the initial investment
         (net of any applicable Surrender Charges and Record
         Maintenance Charges) of the hypothetical Variable
         Account at the end of the period shown.
       P     =  $1,000 of initial investment
       N     =  Number of Years


                                                                                         -------------------------------------------
                                                                                                      TEN YEAR RETURNS
PORTFOLIO                                                         INCEPTION DATE           T          ERV               P         N
                                                                                         -------------------------------------------
JANUS ASPEN SERIES
       Capital Appreciation                                          5/1/1997                     Not Applicable
KEMPER VARIABLE SERIES
       Kemper High Yield                                             4/6/1982            8.95%    $2,356.455        $1,000.00     10
       Kemper Government Securities                                  9/3/1987            5.48%    $1,704.648        $1,000.00     10
       Kemper-Dreman High Return Equity                              5/4/1998                     Not Applicable
       Kemper Small Cap Growth                                       5/2/1994                     Not Applicable
PIMCO VARIABLE INSURANCE TRUST
       PIMCO Low Duration Bond                                      2/16/1999                     Not Applicable
       PIMCO Foreign Bond                                           2/16/1999                     Not Applicable
SCUDDER VARIABLE LIFE INVESTMENT TRUST
       International                                                 5/1/1987           11.51%    $2,972.372        $1,000.00     10
       Growth and Income                                             5/2/1994                     Not Applicable
       Bond                                                         7/16/1985            5.74%    $1,746.582        $1,000.00     10
       Money Market                                                 7/16/1985            3.34%    $1,389.104        $1,000.00     10
TEMPLETON VARIABLE PRODUCTS SERIES FUND
       Templeton Developing Markets Fund*                            3/4/1996                     Not Applicable
        * Class 1 Performance until Class 2 Start Date of 5/1/97


                                                                                    --------------------------------------------
                                                                                                 RETURN SINCE INCEPTION
PORTFOLIO                                                         INCEPTION DATE       T          ERV            P          N
                                                                                    --------------------------------------------
JANUS ASPEN SERIES
       Capital Appreciation                                          5/1/1997       53.94%     $3,162.077    $1,000.00    2.668
KEMPER VARIABLE SERIES
       Kemper High Yield                                             4/6/1982       10.40%     $5,791.698    $1,000.00    17.748
       Kemper Government Securities                                  9/3/1987        5.61%     $1,959.677    $1,000.00    12.334
       Kemper-Dreman High Return Equity                              5/4/1998       -9.81%      $842.446     $1,000.00    1.660
       Kemper Small Cap Growth                                       5/2/1994       23.88%     $3,366.989    $1,000.00    5.668
PIMCO VARIABLE INSURANCE TRUST
       PIMCO Low Duration Bond                                      2/16/1999       -5.93%      $948.177     $1,000.00    0.871
       PIMCO Foreign Bond                                           2/16/1999       -9.44%      $917.210     $1,000.00    0.871
SCUDDER VARIABLE LIFE INVESTMENT TRUST
       International                                                 5/1/1987       11.80%     $4,112.087    $1,000.00    12.677
       Growth and Income                                             5/2/1994       15.49%     $2,261.781    $1,000.00    5.668
       Bond                                                         7/16/1985        6.08%     $2,347.407    $1,000.00    14.468
       Money Market                                                 7/16/1985        3.95%     $1,751.817    $1,000.00    14.468
TEMPLETON VARIABLE PRODUCTS SERIES FUND
       Templeton Developing Markets Fund*                            3/4/1996       -8.03%      $725.736     $1,000.00    3.827
        * Class 1 Performance until Class 2 Start Date of 5/1/97

     ADJ HISTORICAL TOTAL RETURNS FOR PERIOD ENDING  12/31/99


     COMPUTATION OF AVERAGE ANNUAL TOTAL RETURNS ASSUMING
     CONTRACT IS SURRENDERED OR ANNUITIZED
     WITH BOTH GRIB AND GMDB


     T  =  ((ERV/P)/\(1/N))-1
     where
     T      =  Average Annual Total Return
     ERV = Ending Redeemable value of the initial investment
       (net of any applicable Surrender Charges and Record
       Maintenance Charges) of the hypothetical Variable
       Account at the end of the period shown.
     P     =  $1,000 of initial investment
     N     =  Number of Years



                                                                                       --------------------------------------------
                                                                                                      ONE YEAR RETURNS
PORTFOLIO                                                         INCEPTION DATE          T          ERV                P        N
                                                                                       --------------------------------------------
JANUS ASPEN SERIES
      Capital Appreciation                                           5/1/1997           57.14%    $1,571.408        $1,000.00    1
KEMPER VARIABLE SERIES
      Kemper High Yield                                              4/6/1982           -5.98%     $940.209         $1,000.00    1
      Kemper Government Securities                                   9/3/1987           -7.33%     $926.694         $1,000.00    1
      Kemper-Dreman High Return Equity                               5/4/1998          -18.25%     $817.530         $1,000.00    1
      Kemper Small Cap Growth                                        5/2/1994           25.23%    $1,252.316        $1,000.00    1
PIMCO VARIABLE INSURANCE TRUST
      PIMCO Low Duration Bond                                       2/16/1999                     Not Applicable
      PIMCO Foreign Bond                                            2/16/1999                     Not Applicable
SCUDDER VARIABLE LIFE INVESTMENT TRUST
      International                                                  5/1/1987           44.86%    $1,448.589        $1,000.00    1
      Growth and Income                                              5/2/1994           -2.62%     $973.831         $1,000.00    1
      Bond                                                          7/16/1985           -8.84%     $911.649         $1,000.00    1
      Money Market                                                  7/16/1985           -3.36%     $966.414         $1,000.00    1
TEMPLETON VARIABLE PRODUCTS SERIES FUND
      Templeton Developing Markets Fund*                             3/4/1996           43.64%    $1,436.371        $1,000.00    1
       * Class 1 Performance until Class 2 Start Date of 5/1/97


                                                                                   --------------------------------------------
                                                                                                 FIVE YEAR RETURNS
PORTFOLIO                                                         INCEPTION DATE      T          ERV                P        N
                                                                                   --------------------------------------------
JANUS ASPEN SERIES
      Capital Appreciation                                           5/1/1997                Not Applicable
KEMPER VARIABLE SERIES
      Kemper High Yield                                              4/6/1982       6.61%    $1,377.010         $1,000.00    5
      Kemper Government Securities                                   9/3/1987       4.91%    $1,270.789         $1,000.00    5
      Kemper-Dreman High Return Equity                               5/4/1998                Not Applicable                  5
      Kemper Small Cap Growth                                        5/2/1994      26.36%    $3,220.891         $1,000.00    5
PIMCO VARIABLE INSURANCE TRUST
      PIMCO Low Duration Bond                                       2/16/1999                Not Applicable
      PIMCO Foreign Bond                                            2/16/1999                Not Applicable
SCUDDER VARIABLE LIFE INVESTMENT TRUST
      International                                                  5/1/1987      18.04%    $2,291.510         $1,000.00    5
      Growth and Income                                              5/2/1994      16.43%    $2,139.837         $1,000.00    5
      Bond                                                          7/16/1985       4.40%    $1,240.001         $1,000.00    5
      Money Market                                                  7/16/1985       2.69%    $1,141.699         $1,000.00    5
TEMPLETON VARIABLE PRODUCTS SERIES FUND
      Templeton Developing Markets Fund*                             3/4/1996                Not Applicable
       * Class 1 Performance until Class 2 Start Date of 5/1/97

     ADJ HISTORICAL TOTAL RETURNS FOR PERIOD ENDING  12/31/99


     COMPUTATION OF AVERAGE ANNUAL TOTAL RETURNS ASSUMING
     CONTRACT IS SURRENDERED OR ANNUITIZED
     WITH BOTH GRIB AND GMDB


     T  =  ((ERV/P)/\(1/N))-1
     where
     T      =  Average Annual Total Return
     ERV = Ending Redeemable value of the initial investment
       (net of any applicable Surrender Charges and Record
       Maintenance Charges) of the hypothetical Variable
       Account at the end of the period shown.
     P     =  $1,000 of initial investment
     N     =  Number of Years


                                                                                    -------------------------------------------
                                                                                                  TEN YEAR RETURNS
PORTFOLIO                                                         INCEPTION DATE      T         ERV                P        N
                                                                                    -------------------------------------------
JANUS ASPEN SERIES
      Capital Appreciation                                           5/1/1997                Not Applicable
KEMPER VARIABLE SERIES
      Kemper High Yield                                              4/6/1982       8.68%    $2,298.991        $1,000.00    10
      Kemper Government Securities                                   9/3/1987       5.22%    $1,663.081        $1,000.00    10
      Kemper-Dreman High Return Equity                               5/4/1998                Not Applicable
      Kemper Small Cap Growth                                        5/2/1994                Not Applicable
PIMCO VARIABLE INSURANCE TRUST
      PIMCO Low Duration Bond                                       2/16/1999                Not Applicable
      PIMCO Foreign Bond                                            2/16/1999                Not Applicable
SCUDDER VARIABLE LIFE INVESTMENT TRUST
      International                                                  5/1/1987       11.23%   $2,899.919        $1,000.00    10
      Growth and Income                                              5/2/1994                Not Applicable
      Bond                                                          7/16/1985       5.47%    $1,703.992        $1,000.00    10
      Money Market                                                  7/16/1985       3.09%    $1,355.230        $1,000.00    10
TEMPLETON VARIABLE PRODUCTS SERIES FUND
      Templeton Developing Markets Fund*                             3/4/1996                Not Applicable
       * Class 1 Performance until Class 2 Start Date of 5/1/97


                                                                                     ---------------------------------------------
                                                                                                RETURN SINCE INCEPTION
PORTFOLIO                                                         INCEPTION DATE        T            ERV           P          N
                                                                                     ---------------------------------------------
JANUS ASPEN SERIES
      Capital Appreciation                                           5/1/1997         53.56%     $3,141.057    $1,000.00    2.668
KEMPER VARIABLE SERIES
      Kemper High Yield                                              4/6/1982         10.13%     $5,543.689    $1,000.00    17.748
      Kemper Government Securities                                   9/3/1987         5.35%      $1,900.972    $1,000.00    12.334
      Kemper-Dreman High Return Equity                               5/4/1998        -10.03%      $839.003     $1,000.00    1.660
      Kemper Small Cap Growth                                        5/2/1994         23.58%     $3,319.872    $1,000.00    5.668
PIMCO VARIABLE INSURANCE TRUST
      PIMCO Low Duration Bond                                       2/16/1999         -6.16%      $946.142     $1,000.00    0.871
      PIMCO Foreign Bond                                            2/16/1999         -9.67%      $915.241     $1,000.00    0.871
SCUDDER VARIABLE LIFE INVESTMENT TRUST
      International                                                  5/1/1987         11.52%     $3,985.578    $1,000.00    12.677
      Growth and Income                                              5/2/1994         15.20%     $2,229.992    $1,000.00    5.668
      Bond                                                          7/16/1985         5.81%      $2,265.132    $1,000.00    14.468
      Money Market                                                  7/16/1985         3.70%      $1,690.417    $1,000.00    14.468
TEMPLETON VARIABLE PRODUCTS SERIES FUND
      Templeton Developing Markets Fund*                             3/4/1996         -8.26%      $718.914     $1,000.00    3.827
       * Class 1 Performance until Class 2 Start Date of 5/1/97

      ADJ HISTORICAL TOTAL RETURNS FOR PERIOD ENDING  12/31/99


      COMPUTATION OF AVERAGE ANNUAL TOTAL RETURNS ASSUMING
      CONTRACT IS NOT SURRENDERED OR ANNUITIZED
      WITH STANDARD DEATH BENEFIT


      T  =  ((ERV/P)/\(1/N))-1
      where
      T      =  Average Annual Total Return
      ERV = Ending Redeemable value of the initial investment
        (net of Records Maintenance Charge) of the hypothetical
        Variable Account at the end of the period shown.

      P     =  $1,000 of initial investment
      N     =  Number of Years



                                                                                      --------------------------------------------
                                                                                                     ONE YEAR RETURNS
PORTFOLIO                                                         INCEPTION DATE         T          ERV               P        N
                                                                                      --------------------------------------------
JANUS ASPEN SERIES
      Capital Appreciation                                           5/1/1997          64.95%    $1,649.511       $1,000.00    1
KEMPER VARIABLE SERIES
      Kemper High Yield                                              4/6/1982          0.84%     $1,008.401       $1,000.00    1
      Kemper Government Securities                                   9/3/1987          -0.61%     $993.899        $1,000.00    1
      Kemper-Dreman High Return Equity                               5/4/1998         -12.32%     $876.820        $1,000.00    1
      Kemper Small Cap Growth                                        5/2/1994          32.89%    $1,328.852       $1,000.00    1
PIMCO VARIABLE INSURANCE TRUST
      PIMCO Low Duration Bond                                        2/16/1999                   Not Applicable
      PIMCO Foreign Bond                                             2/16/1999                   Not Applicable
SCUDDER VARIABLE LIFE INVESTMENT TRUST
      International                                                  5/1/1987          52.61%    $1,526.086       $1,000.00    1
      Growth and Income                                              5/2/1994          4.45%     $1,044.451       $1,000.00    1
      Bond                                                           7/16/1985         -2.22%     $977.763        $1,000.00    1
      Money Market                                                   7/16/1985         3.65%     $1,036.497       $1,000.00    1
TEMPLETON VARIABLE PRODUCTS SERIES FUND
      Templeton Developing Markets Fund*                             3/4/1996          51.38%    $1,513.813       $1,000.00    1
       * Class 1 Performance until Class 2 Start Date of 5/1/97


                                                                                    --------------------------------------------
                                                                                                 FIVE YEAR RETURNS
PORTFOLIO                                                         INCEPTION DATE      T          ERV                P        N
                                                                                    --------------------------------------------
JANUS ASPEN SERIES
      Capital Appreciation                                           5/1/1997                 Not Applicable
KEMPER VARIABLE SERIES
      Kemper High Yield                                              4/6/1982       7.75%     $1,452.476        $1,000.00    5
      Kemper Government Securities                                   9/3/1987       6.08%     $1,343.590        $1,000.00    5
      Kemper-Dreman High Return Equity                               5/4/1998                 Not Applicable                 5
      Kemper Small Cap Growth                                        5/2/1994       27.30%    $3,342.425        $1,000.00    5
PIMCO VARIABLE INSURANCE TRUST
      PIMCO Low Duration Bond                                        2/16/1999                Not Applicable
      PIMCO Foreign Bond                                             2/16/1999                Not Applicable
SCUDDER VARIABLE LIFE INVESTMENT TRUST
      International                                                  5/1/1987       19.03%    $2,389.804        $1,000.00    5
      Growth and Income                                              5/2/1994       17.44%    $2,234.346        $1,000.00    5
      Bond                                                           7/16/1985      5.58%     $1,312.034        $1,000.00    5
      Money Market                                                   7/16/1985      3.91%     $1,211.271        $1,000.00    5
TEMPLETON VARIABLE PRODUCTS SERIES FUND
      Templeton Developing Markets Fund*                             3/4/1996                 Not Applicable
       * Class 1 Performance until Class 2 Start Date of 5/1/97

      ADJ HISTORICAL TOTAL RETURNS FOR PERIOD ENDING  12/31/99


      COMPUTATION OF AVERAGE ANNUAL TOTAL RETURNS ASSUMING
      CONTRACT IS NOT SURRENDERED OR ANNUITIZED
      WITH STANDARD DEATH BENEFIT


      T  =  ((ERV/P)/\(1/N))-1
      where
      T      =  Average Annual Total Return
      ERV = Ending Redeemable value of the initial investment
        (net of Records Maintenance Charge) of the hypothetical
        Variable Account at the end of the period shown.

      P     =  $1,000 of initial investment
      N     =  Number of Years


                                                                                   ----------------------------------------------
                                                                                                  TEN YEAR RETURNS
PORTFOLIO                                                         INCEPTION DATE      T          ERV                P         N
                                                                                   ----------------------------------------------
JANUS ASPEN SERIES
      Capital Appreciation                                           5/1/1997                 Not Applicable
KEMPER VARIABLE SERIES
      Kemper High Yield                                              4/6/1982       9.22%     $2,415.503        $1,000.00    10
      Kemper Government Securities                                   9/3/1987       5.74%     $1,747.358        $1,000.00    10
      Kemper-Dreman High Return Equity                               5/4/1998                 Not Applicable
      Kemper Small Cap Growth                                        5/2/1994                 Not Applicable
PIMCO VARIABLE INSURANCE TRUST
      PIMCO Low Duration Bond                                        2/16/1999                Not Applicable
      PIMCO Foreign Bond                                             2/16/1999                Not Applicable
SCUDDER VARIABLE LIFE INVESTMENT TRUST
      International                                                  5/1/1987      11.79%     $3,046.820        $1,000.00    10
      Growth and Income                                              5/2/1994                 Not Applicable
      Bond                                                           7/16/1985      6.00%     $1,790.345        $1,000.00    10
      Money Market                                                   7/16/1985      3.60%     $1,423.910        $1,000.00    10
TEMPLETON VARIABLE PRODUCTS SERIES FUND
      Templeton Developing Markets Fund*                             3/4/1996                 Not Applicable
       * Class 1 Performance until Class 2 Start Date of 5/1/97


                                                                                    -------------------------------------------
                                                                                               RETURN SINCE INCEPTION
PORTFOLIO                                                         INCEPTION DATE      T           ERV           P          N
                                                                                    -------------------------------------------
JANUS ASPEN SERIES
      Capital Appreciation                                           5/1/1997       55.23%    $3,233.287    $1,000.00    2.668
KEMPER VARIABLE SERIES
      Kemper High Yield                                              4/6/1982       10.68%    $6,051.453    $1,000.00    17.748
      Kemper Government Securities                                   9/3/1987       5.87%     $2,020.346    $1,000.00    12.334
      Kemper-Dreman High Return Equity                               5/4/1998       -6.51%     $894.200     $1,000.00    1.660
      Kemper Small Cap Growth                                        5/2/1994       24.38%    $3,444.886    $1,000.00    5.668
PIMCO VARIABLE INSURANCE TRUST
      PIMCO Low Duration Bond                                        2/16/1999      1.62%     $1,014.110    $1,000.00    0.871
      PIMCO Foreign Bond                                             2/16/1999      -2.18%     $980.990     $1,000.00    0.871
SCUDDER VARIABLE LIFE INVESTMENT TRUST
      International                                                  5/1/1987       12.08%    $4,242.935    $1,000.00    12.677
      Growth and Income                                              5/2/1994       16.04%    $2,324.097    $1,000.00    5.668
      Bond                                                           7/16/1985      6.34%     $2,432.883    $1,000.00    14.468
      Money Market                                                   7/16/1985      4.21%     $1,815.608    $1,000.00    14.468
TEMPLETON VARIABLE PRODUCTS SERIES FUND
      Templeton Developing Markets Fund*                             3/4/1996       -6.69%     $767.162     $1,000.00    3.827
       * Class 1 Performance until Class 2 Start Date of 5/1/97

      ADJ HISTORICAL TOTAL RETURNS FOR PERIOD ENDING   12/31/99


      COMPUTATION OF AVERAGE ANNUAL TOTAL RETURNS ASSUMING
      CONTRACT IS NOT SURRENDERED OR ANNUITIZED
      WITH EITHER GRIB OR GMDB


      T  =  ((ERV/P)/\(1/N))-1
      where
      T      =  Average Annual Total Return
      ERV = Ending Redeemable value of the initial investment
        (net of Records Maintenance Charge) of the hypothetical
        Variable Account at the end of the period shown.

      P     =  $1,000 of initial investment
      N     =  Number of Years


                                                                                     ------------------------------------------
                                                                                                  ONE YEAR RETURNS
PORTFOLIO                                                         INCEPTION DATE        T          ERV              P        N
                                                                                     ------------------------------------------
JANUS ASPEN SERIES
      Capital Appreciation                                           5/1/1997         64.54%    $1,645.449      $1,000.00    1
KEMPER VARIABLE SERIES
      Kemper High Yield                                              4/6/1982         0.59%     $1,005.907      $1,000.00    1
      Kemper Government Securities                                   9/3/1987         -0.86%     $991.444       $1,000.00    1
      Kemper-Dreman High Return Equity                               5/4/1998        -12.53%     $874.653       $1,000.00    1
      Kemper Small Cap Growth                                        5/2/1994         32.56%    $1,325.576      $1,000.00    1
PIMCO VARIABLE INSURANCE TRUST
      PIMCO Low Duration Bond                                       2/16/1999                   Not Applicable
      PIMCO Foreign Bond                                            2/16/1999                   Not Applicable
SCUDDER VARIABLE LIFE INVESTMENT TRUST
      International                                                  5/1/1987         52.23%    $1,522.329      $1,000.00    1
      Growth and Income                                              5/2/1994         4.19%     $1,041.873      $1,000.00    1
      Bond                                                          7/16/1985         -2.47%     $975.348       $1,000.00    1
      Money Market                                                  7/16/1985         3.39%     $1,033.938      $1,000.00    1
TEMPLETON VARIABLE PRODUCTS SERIES FUND
      Templeton Developing Markets Fund*                             3/4/1996         51.01%    $1,510.083      $1,000.00    1
       * Class 1 Performance until Class 2 Start Date of 5/1/97


                                                                                   ---------------------------------------------
                                                                                                  FIVE YEAR RETURNS
PORTFOLIO                                                         INCEPTION DATE      T           ERV               P         N
                                                                                   ---------------------------------------------
JANUS ASPEN SERIES
      Capital Appreciation                                           5/1/1997                 Not Applicable
KEMPER VARIABLE SERIES
      Kemper High Yield                                              4/6/1982       7.48%     $1,434.611        $1,000.00     5
      Kemper Government Securities                                   9/3/1987       5.82%     $1,327.068        $1,000.00     5
      Kemper-Dreman High Return Equity                               5/4/1998                 Not Applicable                  5
      Kemper Small Cap Growth                                        5/2/1994       26.98%    $3,301.356        $1,000.00     5
PIMCO VARIABLE INSURANCE TRUST
      PIMCO Low Duration Bond                                       2/16/1999                 Not Applicable
      PIMCO Foreign Bond                                            2/16/1999                 Not Applicable
SCUDDER VARIABLE LIFE INVESTMENT TRUST
      International                                                  5/1/1987       18.74%    $2,360.442        $1,000.00     5
      Growth and Income                                              5/2/1994       17.15%    $2,206.890        $1,000.00     5
      Bond                                                          7/16/1985       5.32%     $1,295.899        $1,000.00     5
      Money Market                                                  7/16/1985       3.65%     $1,196.376        $1,000.00     5
TEMPLETON VARIABLE PRODUCTS SERIES FUND
      Templeton Developing Markets Fund*                             3/4/1996                 Not Applicable
       * Class 1 Performance until Class 2 Start Date of 5/1/97

      ADJ HISTORICAL TOTAL RETURNS FOR PERIOD ENDING   12/31/99


      COMPUTATION OF AVERAGE ANNUAL TOTAL RETURNS ASSUMING
      CONTRACT IS NOT SURRENDERED OR ANNUITIZED
      WITH EITHER GRIB OR GMDB


      T  =  ((ERV/P)/\(1/N))-1
      where
      T      =  Average Annual Total Return
      ERV = Ending Redeemable value of the initial investment
        (net of Records Maintenance Charge) of the hypothetical
        Variable Account at the end of the period shown.

      P     =  $1,000 of initial investment
      N     =  Number of Years


                                                                                     ------------------------------------------
                                                                                                  TEN YEAR RETURNS
PORTFOLIO                                                         INCEPTION DATE       T         ERV                P        N
                                                                                     ------------------------------------------
JANUS ASPEN SERIES
      Capital Appreciation                                           5/1/1997                 Not Applicable
KEMPER VARIABLE SERIES
      Kemper High Yield                                              4/6/1982        8.95%    $2,356.455        $1,000.00    10
      Kemper Government Securities                                   9/3/1987        5.48%    $1,704.648        $1,000.00    10
      Kemper-Dreman High Return Equity                               5/4/1998                 Not Applicable
      Kemper Small Cap Growth                                        5/2/1994                 Not Applicable
PIMCO VARIABLE INSURANCE TRUST
      PIMCO Low Duration Bond                                       2/16/1999                 Not Applicable
      PIMCO Foreign Bond                                            2/16/1999                 Not Applicable
SCUDDER VARIABLE LIFE INVESTMENT TRUST
      International                                                  5/1/1987       11.51%    $2,972.372        $1,000.00    10
      Growth and Income                                              5/2/1994                 Not Applicable
      Bond                                                          7/16/1985        5.74%    $1,746.582        $1,000.00    10
      Money Market                                                  7/16/1985        3.34%    $1,389.104        $1,000.00    10
TEMPLETON VARIABLE PRODUCTS SERIES FUND
      Templeton Developing Markets Fund*                             3/4/1996                 Not Applicable
       * Class 1 Performance until Class 2 Start Date of 5/1/97


                                                                                    ------------------------------------------
                                                                                              RETURN SINCE INCEPTION
PORTFOLIO                                                         INCEPTION DATE       T          ERV           P          N
                                                                                    ------------------------------------------
JANUS ASPEN SERIES
      Capital Appreciation                                           5/1/1997       54.85%    $3,212.077    $1,000.00    2.668
KEMPER VARIABLE SERIES
      Kemper High Yield                                              4/6/1982       10.40%    $5,791.698    $1,000.00   17.748
      Kemper Government Securities                                   9/3/1987        5.61%    $1,959.677    $1,000.00   12.334
      Kemper-Dreman High Return Equity                               5/4/1998       -6.74%     $890.535     $1,000.00    1.660
      Kemper Small Cap Growth                                        5/2/1994       24.08%    $3,396.989    $1,000.00    5.668
PIMCO VARIABLE INSURANCE TRUST
      PIMCO Low Duration Bond                                       2/16/1999        1.37%    $1,011.928    $1,000.00    0.871
      PIMCO Foreign Bond                                            2/16/1999       -2.42%     $978.879     $1,000.00    0.871
SCUDDER VARIABLE LIFE INVESTMENT TRUST
      International                                                  5/1/1987       11.80%    $4,112.087    $1,000.00   12.677
      Growth and Income                                              5/2/1994       15.75%    $2,291.781    $1,000.00    5.668
      Bond                                                          7/16/1985        6.08%    $2,347.407    $1,000.00   14.468
      Money Market                                                  7/16/1985        3.95%    $1,751.817    $1,000.00   14.468
TEMPLETON VARIABLE PRODUCTS SERIES FUND
      Templeton Developing Markets Fund*                             3/4/1996       -6.92%     $759.933     $1,000.00    3.827
       * Class 1 Performance until Class 2 Start Date of 5/1/97

      ADJ HISTORICAL TOTAL RETURNS FOR PERIOD ENDING  12/31/99


      COMPUTATION OF AVERAGE ANNUAL TOTAL RETURNS ASSUMING
      CONTRACT IS NOT SURRENDERED OR ANNUITIZED
      WITH BOTH GRIB AND GMDB



      T = ((ERV/P)/\(1/N))-1
      where
      T   = Average Annual Total Return
      ERV = Ending Redeemable value of the initial investment
        (net of Records Maintenance Charge) of the hypothetical
        Variable Account at the end of the period shown.


      P   = $1,000 of initial investment
      N   = Number of Years


                                                                         ----------------------------------------
                                                                                     ONE YEAR RETURNS
PORTFOLIO                                                INCEPTION DATE     T         ERV              P        N
                                                                         ----------------------------------------
JANUS ASPEN SERIES
      Capital Appreciation                                  5/1/1997      64.14%   $1,641.408      $1,000.00    1
KEMPER VARIABLE SERIES
      Kemper High Yield                                     4/6/1982      0.34%    $1,003.425      $1,000.00    1
      Kemper Government Securities                          9/3/1987      -1.10%    $989.001       $1,000.00    1
      Kemper-Dreman High Return Equity                      5/4/1998     -12.75%    $872.497       $1,000.00    1
      Kemper Small Cap Growth                               5/2/1994      32.23%   $1,322.316      $1,000.00    1
PIMCO VARIABLE INSURANCE TRUST
      PIMCO Low Duration Bond                              2/16/1999               Not Applicable
      PIMCO Foreign Bond                                   2/16/1999               Not Applicable
SCUDDER VARIABLE LIFE INVESTMENT TRUST
      International                                         5/1/1987      51.86%   $1,518.589      $1,000.00    1
      Growth and Income                                     5/2/1994      3.93%    $1,039.308      $1,000.00    1
      Bond                                                 7/16/1985      -2.71%    $972.945       $1,000.00    1
      Money Market                                         7/16/1985      3.14%    $1,031.391      $1,000.00    1
TEMPLETON VARIABLE PRODUCTS SERIES FUND
      Templeton Developing Markets Fund*
       * Class 1 Performance until Class 2
           Start Date of 5/1/97                             3/4/1996      50.64%   $1,506.371      $1,000.00    1


                                                                          ----------------------------------------
                                                                                      FIVE YEAR RETURNS
PORTFOLIO                                                INCEPTION DATE      T         ERV              P        N
                                                                          ----------------------------------------
JANUS ASPEN SERIES
      Capital Appreciation                                  5/1/1997                Not Applicable
KEMPER VARIABLE SERIES
      Kemper High Yield                                     4/6/1982        7.22%   $1,417.010      $1,000.00    5
      Kemper Government Securities                          9/3/1987        5.56%   $1,310.789      $1,000.00    5
      Kemper-Dreman High Return Equity                      5/4/1998                Not Applicable               5
      Kemper Small Cap Growth                               5/2/1994       26.67%   $3,260.891      $1,000.00    5
PIMCO VARIABLE INSURANCE TRUST
      PIMCO Low Duration Bond                              2/16/1999                Not Applicable
      PIMCO Foreign Bond                                   2/16/1999                Not Applicable
SCUDDER VARIABLE LIFE INVESTMENT TRUST
      International                                         5/1/1987       18.45%   $2,331.510      $1,000.00    5
      Growth and Income                                     5/2/1994       16.87%   $2,179.837      $1,000.00    5
      Bond                                                 7/16/1985        5.06%   $1,280.001      $1,000.00    5
      Money Market                                         7/16/1985        3.40%   $1,181.699      $1,000.00    5
TEMPLETON VARIABLE PRODUCTS SERIES FUND
      Templeton Developing Markets Fund*
       * Class 1 Performance until Class 2
           Start Date of 5/1/97                             3/4/1996                Not Applicable

      ADJ HISTORICAL TOTAL RETURNS FOR PERIOD ENDING  12/31/99


      COMPUTATION OF AVERAGE ANNUAL TOTAL RETURNS ASSUMING
      CONTRACT IS NOT SURRENDERED OR ANNUITIZED
      WITH BOTH GRIB AND GMDB



      T = ((ERV/P)/\(1/N))-1
      where
      T   = Average Annual Total Return
      ERV = Ending Redeemable value of the initial investment
        (net of Records Maintenance Charge) of the hypothetical
        Variable Account at the end of the period shown.


      P   = $1,000 of initial investment
      N   = Number of Years


                                                                       ----------------------------------------
                                                                                   TEN YEAR RETURNS
PORTFOLIO                                           INCEPTION DATE         T         ERV             P        N
                                                                       ----------------------------------------
JANUS ASPEN SERIES                                     5/1/1997                  Not Applicable
      Capital Appreciation
KEMPER VARIABLE SERIES                                 4/6/1982          8.68%   $2,298.991      $1,000.00    10
      Kemper High Yield                                9/3/1987          5.22%   $1,663.081      $1,000.00    10
      Kemper Government Securities                     5/4/1998                  Not Applicable
      Kemper-Dreman High Return Equity                 5/2/1994                  Not Applicable
      Kemper Small Cap Growth
PIMCO VARIABLE INSURANCE TRUST                        2/16/1999                  Not Applicable
      PIMCO Low Duration Bond                         2/16/1999                  Not Applicable
      PIMCO Foreign Bond
SCUDDER VARIABLE LIFE INVESTMENT TRUST                 5/1/1987         11.23%   $2,899.919      $1,000.00    10
      International                                    5/2/1994                  Not Applicable
      Growth and Income                               7/16/1985          5.47%   $1,703.992      $1,000.00    10
      Bond                                            7/16/1985          3.09%   $1,355.230      $1,000.00    10
      Money Market
TEMPLETON VARIABLE PRODUCTS SERIES FUND
      Templeton Developing Markets Fund*
       * Class 1 Performance until Class 2
           Start Date of 5/1/97                        3/4/1996                  Not Applicable


                                                                            --------------------------------------------
                                                                                        RETURN SINCE INCEPTION
PORTFOLIO                                           INCEPTION DATE              T         ERV             P          N
                                                                            --------------------------------------------
JANUS ASPEN SERIES
      Capital Appreciation                             5/1/1997              54.47%   $3,191.057      $1,000.00    2.668
KEMPER VARIABLE SERIES
      Kemper High Yield                                4/6/1982              10.13%   $5,543.689      $1,000.00   17.748
      Kemper Government Securities                     9/3/1987               5.35%   $1,900.972      $1,000.00   12.334
      Kemper-Dreman High Return Equity                 5/4/1998              -6.97%    $886.895       $1,000.00    1.660
      Kemper Small Cap Growth                          5/2/1994              23.77%   $3,349.872      $1,000.00    5.668
PIMCO VARIABLE INSURANCE TRUST
      PIMCO Low Duration Bond                         2/16/1999               1.12%   $1,009.757      $1,000.00    0.871
      PIMCO Foreign Bond                              2/16/1999              -2.66%    $976.778       $1,000.00    0.871
SCUDDER VARIABLE LIFE INVESTMENT TRUST
      International                                    5/1/1987              11.52%   $3,985.578      $1,000.00   12.677
      Growth and Income                                5/2/1994              15.47%   $2,259.992      $1,000.00    5.668
      Bond                                            7/16/1985               5.81%   $2,265.132      $1,000.00   14.468
      Money Market                                    7/16/1985               3.70%   $1,690.417      $1,000.00   14.468
TEMPLETON VARIABLE PRODUCTS SERIES FUND
      Templeton Developing Markets Fund*
       * Class 1 Performance until Class 2
           Start Date of 5/1/97                        3/4/1996              -7.15%    $752.789       $1,000.00    3.827